UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 29, 2008 (February 27, 2008)
REGENERON PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

New York	000-19034	13-3444607

(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification No.)
Incorporation)
777 Old Saw Mill River Road, Tarrytown, New York 10591-6707

(Address of principal executive offices, including zip code)
(914) 347-7000

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On February 27, 2008, Regeneron Pharmaceuticals, Inc. issued a press release announcing it received marketing approval from the U.S. Food and Drug Administration for ARCALYST™ (rilonacept) Injection for Subcutaneous Use, an interleukin-1 blocker, for the treatment of Cryopyrin-Associated Periodic Syndromes (CAPS), including Familial Cold Auto-inflammatory Syndrome (FCAS) and Muckle-Wells Syndrome (MWS) in adults and children 12 and older. A copy of this press release is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

99.1	Press Release dated February 27, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 29, 2008	REGENERON PHARMACEUTICALS, INC.
	By:	/s/ Stuart Kolinski
		Name:	Stuart Kolinski
		Title:	Senior Vice President and General Counsel

Exhibit Index

Number	Description
99.1	Press Release dated February 27, 2008.